UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                  -----------

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/10
                          -------


ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2010

ANNUAL REPORT

                                    (GRAPHIC)

                                                                    FIXED INCOME

                               FRANKLIN TEMPLETON
                          LIMITED DURATION INCOME TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT
Franklin Templeton Limited Duration Income Trust ...........................   1
Performance Summary ........................................................   7
Annual Shareholders' Meeting ...............................................   8
Important Notice to Shareholders ...........................................   9
Dividend Reinvestment Plan .................................................  10
Financial Highlights and Statement of Investments ..........................  13
Financial Statements .......................................................  28
Notes to Financial Statements ..............................................  31
Report of Independent Registered Public Accounting Firm ....................  42
Tax Designation ............................................................  43
Board Members and Officers .................................................  44
Shareholder Information ....................................................  49

Annual Report

     Franklin Templeton
     Limited Duration Income Trust

     YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund's primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage- and other asset-backed securities.

     Dear Shareholder:

     We are pleased to bring you Franklin Templeton Limited Duration Income Trust's annual report for the fiscal year ended March 31, 2010.

     PERFORMANCE OVERVIEW

     For the 12 months under review, Franklin Templeton Limited Duration Income Trust had cumulative total returns of +43.18% based on net asset value and +63.14% based on market price. Net asset value increased from $10.15 per share on March 31, 2009, to $13.48 at period-end, and the market price rose from $8.92 to $13.40 over the same time. You can find the Fund's performance data in the Performance Summary on page 7.

     ECONOMIC AND MARKET OVERVIEW

     The U.S. economy improved during the 12-month reporting period as corporate profits, manufacturing and exports showed steady gains. The nation's economic

     THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 14.


                                Annual Report | 1
     activity as measured by gross domestic product registered annualized quarterly growth rates of -0.7%, 2.2% and 5.6% in the last three quarters of 2009 and an estimated 3.2% in 2010's first quarter. Remaining challenges to economic recovery included elevated debt concerns, tight credit markets, stalled consumer confidence, restrained spending, and lack of job prospects for the unemployed as federal stimulus measures began to wind down. The unemployment rate, which peaked at 10.1% in October 2009, stood at 9.7% by period-end.(1)

     As economic conditions improved, demand for energy products increased and crude oil prices rose from $50 per barrel in March 2009 to $84 at period-end, still well below 2008 highs. March's inflation rate was an annualized 2.3%.(1) Core inflation, which excludes food and energy costs, rose at a 1.1% annualized rate,(1) which was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%. The core personal consumption expenditures price index reported a 12-month increase of 1.3% for the second month in a row.(2)

     During the period under review, economic improvement and benign inflation trends prompted Fed policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting that it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began laying the groundwork for its exit strategy. The market anticipated an eventual tightening of monetary policy and a gradual phase-out of the Fed's support and liquidity programs.

     In February 2010, investor fears over the Greek government's ability to finance its budget deficit forced several companies to delay bond sales and prompted investors to flee to safer assets such as U.S. Treasuries. These fears largely subsided by period-end, and the credit market rebounded although uncertainty remained about how several European countries would meet their debt obligations. U.S. companies aggressively borrowed in the debt market and liquidity levels rose.

     Wary investors favored short-term Treasuries, and the Treasury yield curve reached all-time steep levels in February. The spread between two- and 10-year Treasury yields increased from 190 basis points (100 basis points equal one percentage point) at the beginning of the period to 282 basis points at period-end. The two-year Treasury bill yield rose from 0.81% to 1.02% over the 12-month period, while the 10-year Treasury note yield rose from 2.71% to 3.84%.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                                2 | Annual Report

INVESTMENT STRATEGY

We primarily invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage-and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, possible pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

The Fund's fiscal year was marked by a remarkable recovery from one of the worst economic environments in modern history. With unprecedented amounts of government stimulus being applied around the globe, most risky assets began to recover in late 2008 or early 2009, and equity markets rose significantly. Meanwhile, as investors became more convinced the economy would recover, raising concerns of higher inflation, the 10-year Treasury note yield increased from 2.71% at the end of March 2009 to 3.84% at the end of March 2010. During the same period, the Fed kept short-term interest rates extremely low.

In the prevailing environment of improving economic prospects and low short-term interest rates, investors increasingly sought out risky assets, thus driving returns for such securities sharply higher. High yield corporate bonds returned +52.27% as measured by the Credit Suisse (CS) High Yield Index, while leveraged loans returned +41.06% as measured by the CS Leveraged Loan Index.(3) Mortgage-backed securities (MBS), which are generally higher quality and lower yield than other fixed income securities, generated a more modest +5.21% return as measured by the Barclays Capital (BC) U.S. MBS Index.(4) Within the credit

PORTFOLIO BREAKDOWN

Based on Total Investments as of 3/31/10*

                                  (BAR CHART)

High Yield Corporate Bonds                   35.6%
Floating Rate Loans                          33.7%
Mortgage-Backed Securities                   17.9%
Other Asset-Backed Securities                 8.1%
Foreign Government & Agency Securities        2.4%
Investment-Grade Corporate Bonds              0.4%
Common Stock                                  0.2%
Preferred Stock                               0.1%
Short-Term Investments & Other Net Assets     1.6%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund and other financial leverage.

(3.) Source: (C) 2010 Morningstar. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market. The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market.

(4.) Source: (C) 2010 Morningstar. The BC U.S. MBS Index is the MBS component of the BC U.S. Aggregate Index and covers agency mortgage-backed passthrough securities (both fixed rate and hybrid adjustable-rate mortgages) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).


                                Annual Report | 3

DIVIDEND DISTRIBUTIONS*
4/1/09-3/31/10

             DIVIDEND PER
MONTH        COMMON SHARE
-----        ------------
April          7.6 cents
May            7.6 cents
June           7.6 cents
July           7.6 cents
August         7.6 cents
September      7.6 cents
October        7.6 cents
November       7.6 cents
December**    11.8 cents
January        7.6 cents
February       7.6 cents
March          7.6 cents
              ----
TOTAL         95.4 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 4.2 cent per share distribution to meet excise tax requirements.

portion of our portfolio, we liquidated investment-grade corporate positions we had purchased at cheaper valuations, as those bonds were again trading at prices near historical averages. We used the proceeds to increase our high yield corporate bond and leveraged loan exposures, and the Fund ended the period with overweighted positions in both of these asset classes relative to MBS and asset-backed securities (ABS). We reduced our MBS exposure, partly to invest in what we believed were more attractively valued ABS and partly due to relative performance versus the Fund's other assets.

HIGH YIELD CORPORATE BONDS

High yield corporate bonds generated positive returns every month during the Fund's fiscal year. After suffering severely from the deep credit crisis, high yield corporate bonds began the period with attractive valuations and yields above 17%.(5) As signs of economic improvement became more widespread, fears of record default levels abated and investors seemed to believe the market had overreacted. In addition, the new-issue market gradually opened, allowing companies to refinance debt to extend maturities or to eliminate onerous bank covenants. This refinancing activity led to further decreases in default expectations and enabled bond yields and spreads to tighten. Following the remarkable rally over the past fiscal year, valuations were in line with historical averages. At year-end, we had a favorable outlook for high yield corporate issuers' fundamentals, and we maintained a slightly overweighted position.

FLOATING RATE BANK LOANS

The bank loan asset class delivered strong returns for the year, and lower credit-quality loans outperformed higher credit-quality loans. The loan rally was supported by strong liquidity in the finance system, which allowed companies to refinance their bank debt through the high yield bond and public equity markets. In particular, the bond-for-loan conversion returned significant cash to loan investors, which forced them to redeploy the cash in the secondary loan market. Demand strengthened in the secondary market because supply was limited in the primary market. As a result, secondary loan prices increased from 75 cents on the dollar on March 31, 2009, to 94.9 at period-end, and the average discounted spread to maturity (the interest rate margin over LIBOR, factoring the current trading price and the loan's maturity) tightened from 991 basis points to 370 basis points over the same period.(6)

(5.) Source: (C) 2010 Morningstar.

(6.) Source: Standard & Poor's (S&P) Leveraged Commentary & Data, "LoanStats
     Weekly Supplemental."


                                4 | Annual Report

Merger and acquisition activity also benefited some leveraged companies that were acquired by larger and better-capitalized companies who subsequently repaid loans at par. In addition, loan fund inflows and year-end loan amortization payments also returned cash to investors and contributed to the loan market's continued strength. With improvement in credit markets, several issuers extended loan maturities through amendments to their credit agreements, with a few issuers returning for second extensions. These actions benefited investors with higher spreads, which also helped secondary market prices. Overall, the environment remained positive for the loan market as the high percentage of loans coming due from 2012 to 2014 was slowly being addressed.

With issuers' improved access to capital markets and their ability to amend and extend loan maturities, the loan default rate trended lower from its peak of 10.8% in November 2009 to 5.8% at the period-end, according to S&P Leveraged Commentary and Data.(6)

MORTGAGE- AND OTHER ASSET-BACKED SECURITIES

During the Fund's fiscal year, the overall MBS market delivered solid results but lagged the robust performance of the high yield corporate bond and bank loan sectors. The Fed's MBS purchase program continued to support the agency MBS market but was concluded at period-end. With a lack of consistent investor demand outside Fed purchases, we anticipate less favorable technical conditions and higher volatility.

The Fund's coupon allocation remained relatively constant over the period. Prepayment risk for higher coupon MBS remained restrained as stagnant home prices, loss of home equity and tighter underwriting standards lessened prepayment activity. The Fund's heaviest allocation remained in the 5.0% to 6.0% range.

Outside conventional MBS, the Fund remained allocated to higher quality securitized sectors with strong credit fundamentals, specifically those related to commercial real estate. During the period, the Term Asset-Backed Securities Lending Facility (TALF) was successful in supporting the commercial MBS and consumer ABS markets.


                                Annual Report | 5

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA

(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha

Eric G. Takaha, CFA

(PHOTO OF GLENN I. VOYLES)


/s/ Glenn I. Voyles

Glenn I. Voyles, CFA

(PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu

Richard S. Hsu, CFA

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston

Roger A. Bayston, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: FTF                                       CHANGE   3/31/10   3/31/09
-------------------------------------             ------   -------   -------
Net Asset Value (NAV)                             +$3.33    $13.48    $10.15
Market Price (NYSE Amex)                          +$4.48    $13.40    $ 8.92
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                         $0.9540

PERFORMANCE(1)

                                                                        COMMENCEMENT OF
                                                  1-YEAR    5-YEAR   OPERATIONS (8/27/03)
                                                  ------   -------   --------------------
Cumulative Total Return(2)
   Based on change in NAV(3)                      +43.18%   +36.92%         +55.40%
   Based on change in market price(4)             +63.14%   +47.23%         +54.01%
Average Annual Total Return(2)
   Based on change in NAV(3)                      +43.18%    +6.49%          +6.91%
   Based on change in market price(4)             +63.14%    +8.04%          +6.77%
      Distribution Rate(5)                 6.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

(1.) Figures are for common shares. As of 3/31/10, the Fund had leverage in the amount of 32.01% of the Fund's total assets. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund's leverage may be offset by increased/decreased income from the Fund's floating rate investments.

(2.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(3.) Assumes reinvestment of distributions at net asset value.

(4.) Assumes reinvestment of distributions based on the dividend reinvestment plan.

(5.) Distribution rate is based on an annualization of the Fund's 7.6 cent per share March dividend and the NYSE Amex closing price of $13.40 on 3/31/10.


                                Annual Report | 7

Annual Shareholders' Meeting

SEPTEMBER 24, 2009

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (Fund) held on September 24, 2009, shareholders approved the following:

Regarding the proposal to elect Trustees:

                         COMMON          % OF                                % OF
                         SHARES      OUTSTANDING    % OF   WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                  FOR           SHARES     VOTED     ABSTAIN        SHARES     VOTED
------------------   -------------   -----------   -----   -----------   -----------   -----
Frank W.T. LaHaye    21,972,070.74      85.25%     97.53%  555,607.00       2.16%      2.47%
Frank A. Olson       21,972,070.74      85.25%     97.53%  555,607.00       2.16%      2.47%

                       PREFERRED         % OF                                % OF
                         SHARES      OUTSTANDING    % OF   WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                  FOR           SHARES     VOTED     ABSTAIN        SHARES     VOTED
------------------   -------------   -----------   -----   -----------   -----------   -----
Frank W.T. LaHaye       2,742.00        76.17%     98.42%     44.00         1.22%      1.58%
Frank A. Olson          2,742.00        76.17%     98.42%     44.00         1.22%      1.58%
Charles B. Johnson      2,742.00        76.17%     98.42%     44.00         1.22%      1.58%

Note: Pursuant to the Fund's Amended and Restated Declaration of Trust, Charles
B. Johnson was nominated to be elected solely by holders of Preferred Shares. Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Rupert H. Johnson, Jr., Larry D. Thompson, and John B. Wilson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.


                               8 | Annual Report

Important Notice to Shareholders

AMENDMENT TO THE BYLAWS OF THE TRUST

The Bylaws of the Trust have been amended as follows, effective February 23, 2010:

                                   ARTICLE IX
                     COMPLIANCE WITH FITCH RATING GUIDELINES

     Section 1. OVERCOLLATERALIZATION TESTS. For as long as the Trust has outstanding Auction Preferred Shares, Series M, Series W or Series F (collectively, "AP Shares"), as described in that certain Statement of Preferences of Auction Rate Preferred Shares (the "Statement") dated October 20, 2003, and the AP Shares are rated by Fitch, Inc. ("Fitch"), the Trust shall maintain asset coverage ratios with respect to the Fitch Total Overcollateralization Test ("Fitch Total OC Test") and the Fitch Net Overcollateralization Test ("Fitch Net OC Test") consistent with maintaining a Fitch rating of AAA, as described by Fitch in CLOSED-END FUND DEBT AND PREFERRED STOCK RATING CRITERIA dated August 17, 2009, as the same may be amended from time to time and made publicly available by Fitch on its website or such other location as Fitch may designate by reasonable notice (collectively, the "Fitch OC Tests").

     Section 2. VALUATION PERIOD. The Trust shall calculate its compliance with the Fitch OC Tests weekly (each such weekly calculation date to be referred to as a "Valuation Date") and will send the calculation to Fitch monthly.

     Section 3. CURE PERIOD. If in any weekly valuation the Trust fails to comply with the Fitch OC Tests, the Trust shall have ten (10) business days from such Valuation Date to restore compliance with such coverage ratios (such tenth
(10th) business day to be referred to as the "Cure Date"). The Trust may restore compliance through any combination of deleveraging, portfolio rebalancing, suspending dividends or distribution payments on common shares, or such other means as the officers of the Trust deem necessary, desirable or appropriate to restore compliance with the Fitch OC Tests.

     Section 4. MANDATORY REDEMPTION. In the event that the Trust fails to comply with the Fitch OC Tests on a Valuation Date and fails to restore compliance by the close of business on the Cure Date, the Trust shall conduct a mandatory redemption of AP Shares in accordance with Section 9(b) of Part I of the Statement and such other provisions of the Statement as shall be applicable to mandatory redemptions. Such mandatory redemption shall take place within thirty (30) days of the Cure Date (the date on which the redemption takes place to be referred to as the "Redemption Date"). During the period between the Cure Date and the Redemption Date, the Trust shall not issue or incur additional leverage, nor declare or pay dividends or distribution on common shares.


                                Annual Report | 9

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. PNC Global Investment Servicing (Agent), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.


                               10 | Annual Report

The market price of shares on a particular date shall be the last sales price on NYSE Amex, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will


                               Annual Report | 11
be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


                               12 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED MARCH 31,
                                                       -------------------------------------------------------------
                                                         2010          2009          2008          2007       2006
                                                       --------      --------      --------      --------   --------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.15      $  12.85      $  14.24      $  14.14   $  14.41
                                                       --------      --------      --------      --------   --------
Income from investment operations:
   Net investment income(a) ........................       0.93          0.93          1.28          1.32       1.18
   Net realized and unrealized gains (losses) ......       3.40         (2.56)        (1.29)         0.16      (0.10)
   Dividends to preferred shareholders from net
      investment income ............................      (0.05)        (0.14)        (0.37)        (0.35)     (0.26)
                                                       --------      --------      --------      --------   --------
Total from investment operations ...................       4.28         (1.77)        (0.38)         1.13       0.82
                                                       --------      --------      --------      --------   --------
Less distributions to common shareholders from net
   investment income ...............................      (0.95)        (0.93)        (1.01)        (1.03)     (1.09)
                                                       --------      --------      --------      --------   --------
Net asset value, end of year .......................   $  13.48      $  10.15      $  12.85      $  14.24   $  14.14
                                                       ========      ========      ========      ========   ========
Market value, end of year(b) .......................   $  13.40      $   8.92      $  10.94      $  14.27   $  12.87
                                                       ========      ========      ========      ========   ========
Total return (based on market value per share) .....      63.14%        (9.97)%      (16.64)%       19.66%      0.60%

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO
   COMMON SHARES
Expenses before expense reduction ..................       1.15%         1.33%         1.28%         1.27%      1.26%
Expenses net of expense reduction ..................       1.15%(c)      1.33%(c)      1.28%(c)      1.26%      1.26%(c)
Net investment income ..............................       7.47%         8.16%         9.38%         9.32%      8.24%
SUPPLEMENTAL DATA
Net assets applicable to common shares, end of
   year (000's) ....................................   $360,798      $271,679      $344,010      $380,813   $378,080
Portfolio turnover rate ............................     220.09%       203.31%        47.48%        52.17%     46.55%
Portfolio turnover rate excluding mortgage dollar
   rolls(d) ........................................      66.07%        42.58%        47.48%        52.17%     46.55%
Asset coverage per preferred share .................   $ 78,092      $ 72,571(e)   $ 70,264      $ 75,107   $ 74,747
Liquidation preference per preferred share .........   $ 25,000      $ 25,000      $ 25,000      $ 25,000   $ 25,000

(a)  Based on average daily common shares outstanding.

(b)  Based on the last sale on the NYSE Amex.

(c)  Benefit of expense reduction rounds to less than 0.01%.

(d)  See Note 1(e) regarding mortgage dollar rolls.

(e) Prior amount of $115,173 has been corrected to include the impact of mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010

                                                                                  COUNTRY           SHARES                VALUE
                                                                             ---------------    ---------------       -------------
       COMMON STOCKS (COST $1,375,698) 0.4%
       MEDIA 0.4%
(a, b) Dex One Corp. .....................................................     United States             44,377       $   1,239,006
                                                                                                                      -------------
       PREFERRED STOCKS (COST $237,850) 0.1%
       DIVERSIFIED FINANCIALS 0.1%
   (c) GMAC Inc., 7.00%, pfd., 144A ......................................     United States                670             510,749
                                                                                                                      -------------

                                                                                                   PRINCIPAL
                                                                                                   AMOUNT(d)
                                                                                                ---------------
       CORPORATE BONDS 53.5%
       AUTOMOBILES & COMPONENTS 1.6%
       Arvinmeritor Inc., senior note, 10.625%, 3/15/18 ..................     United States            700,000             733,248
       Ford Motor Credit Co. LLC, senior note,
          9.875%, 8/10/11 ................................................     United States          2,000,000           2,121,836
          7.50%, 8/01/12 .................................................     United States          2,000,000           2,072,058
   (c) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ............     United States          1,000,000             970,000
                                                                                                                      -------------
                                                                                                                          5,897,142
                                                                                                                      -------------
       CAPITAL GOODS 2.4%
   (c) Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15 ....     United States          1,500,000           1,605,000
       Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 ................     United States            600,000             549,000
   (c) Libbey Glass Inc., senior secured note, 144A, 10.00%, 2/15/15 .....     United States            800,000             846,000
       The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18 ...............     United States          1,100,000           1,152,250
   (c) Oshkosh Corp., senior note, 144A,
          8.25%, 3/01/17 .................................................     United States            200,000             209,000
          8.50%, 3/01/20 .................................................     United States            200,000             209,000
       RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ...........     United States          2,000,000           2,090,000
       RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14 ...........     United States          2,000,000           1,990,000
                                                                                                                      -------------
                                                                                                                          8,650,250
                                                                                                                      -------------
       COMMERCIAL & PROFESSIONAL SERVICES 0.6%
   (c) Casella Waste Systems Inc., senior secured note, 144A, 11.00%,
          7/15/14 ........................................................     United States            600,000             646,500
(c, e) JohnsonDiversey Holdings Inc., senior note, 144A, PIK, 10.50%,
          5/15/20 ........................................................     United States          1,300,000           1,423,500
                                                                                                                      -------------
                                                                                                                          2,070,000
                                                                                                                      -------------
       CONSUMER DURABLES & APPAREL 1.3%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 ....................     United States          2,000,000           2,037,500
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ..............     United States          2,500,000           2,518,750
       KB Home, senior note, 6.375%, 8/15/11 .............................     United States            209,000             214,747
                                                                                                                      -------------
                                                                                                                          4,770,997
                                                                                                                      -------------
       CONSUMER SERVICES 5.1%
   (c) Grupo Posadas SAB de CV, senior note, 144A, 9.25%, 1/15/15 ........         Mexico               500,000             525,131
       Harrah's Operating Co. Inc., senior secured note, 11.25%,
          6/01/17 ........................................................     United States          3,000,000           3,247,500
       Host Hotels & Resorts LP, senior note, K, 7.125%, 11/01/13 ........     United States          1,500,000           1,533,750
       MGM MIRAGE,
          senior note, 6.75%, 4/01/13 ....................................     United States          3,000,000           2,730,000
   (c)    senior secured note, 144A, 9.00%, 3/15/20 ......................     United States            500,000             517,500


                               14 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
       CORPORATE BONDS (CONTINUED)
       CONSUMER SERVICES (CONTINUED)
   (c) Norwegian Cruise Line Ltd., senior secured note, 144A, 11.75%,
          11/15/16 .......................................................     United States          2,000,000       $   2,185,000
   (c) Pinnacle Entertainment Inc., senior note, 144A, 8.625%, 8/01/17 ...     United States          2,000,000           1,965,000
       Royal Caribbean Cruises Ltd., senior note, 7.25%, 6/15/16 .........     United States          1,500,000           1,500,000
   (c) Shingle Springs Tribal Gaming, senior note, 144A, 9.375%,
          6/15/15 ........................................................     United States            800,000             668,000
       Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%,
          5/15/18 ........................................................     United States          2,000,000           2,015,000
   (f) Station Casinos Inc., senior note, 7.75%, 8/15/16 .................     United States            200,000              14,625
   (c) Universal City Development,
          senior note, 144A, 8.875%, 11/15/15 ............................     United States          1,200,000           1,215,000
          senior sub. note, 144A, 10.875%, 11/15/16 ......................     United States            200,000             210,000
                                                                                                                      -------------
                                                                                                                         18,326,506
                                                                                                                      -------------
       DIVERSIFIED FINANCIALS 1.1%
       GMAC Inc., senior note,
          7.25%, 3/02/11 .................................................     United States          1,266,000           1,294,485
          6.875%, 8/28/12 ................................................     United States          2,000,000           2,037,500
   (f) Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14 ........     United States          3,000,000             712,500
                                                                                                                      -------------
                                                                                                                          4,044,485
                                                                                                                      -------------
       ENERGY 10.0%
   (c) Antero Resources Finance, senior note, 144A, 9.375%, 12/01/17 .....     United States          1,400,000           1,449,000
   (c) Arch Coal Inc., senior note, 144A, 8.75%, 8/01/16 .................     United States            400,000             425,000
       Berry Petroleum Co., senior note, 10.25%, 6/01/14 .................     United States          1,300,000           1,439,750
       Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 ..............     United States          3,000,000           3,060,000
       Compagnie Generale de Geophysique-Veritas, senior note, 7.50%,
          5/15/15 ........................................................         France             2,000,000           2,015,000
       Concho Resources Inc., senior note, 8.625%, 10/01/17 ..............     United States            700,000             745,500
(c, g) Consol Energy Inc., senior note, 144A, 8.00%, 4/01/17 .............     United States            700,000             722,750
   (c) Crosstex Energy LP/Crosstex Energy Finance Corp., senior note,
          144A, 8.875%, 2/15/18 ..........................................     United States            400,000             414,500
       Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20 ..........     United States            600,000             639,000
       El Paso Corp., senior note, 12.00%, 12/12/13 ......................     United States          2,000,000           2,350,000
   (c) Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
          12/15/16 .......................................................    United Kingdom          1,500,000           1,522,482
   (c) General Maritime Corp., senior note, 144A, 12.00%, 11/15/17 .......     United States            700,000             752,500
   (c) Holly Corp., senior note, 144A, 9.875%, 6/15/17 ...................     United States            800,000             828,000
(c, g) Linn Energy Corp., senior note,144A, 8.625%, 4/15/20 ..............     United States          1,300,000           1,304,875
       Mariner Energy Inc., senior note, 7.50%, 4/15/13 ..................     United States          2,000,000           2,025,000
       MarkWest Energy Partners LP, senior note, B, 6.875%, 11/01/14 .....     United States            700,000             689,500
   (c) Martin Midstream Partners LP, senior note, 144A, 8.875%,
          4/01/18 ........................................................     United States            400,000             406,000
   (c) OPTI Canada Inc., senior secured note, 144A, 9.00%, 12/15/12 ......         Canada               600,000             621,000


                               Annual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
       CORPORATE BONDS (CONTINUED)
       ENERGY (CONTINUED)
       Petrohawk Energy Corp., senior note, 10.50%, 8/01/14 ..............     United States          2,000,000       $   2,217,500
       Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11 ........       Venezuela            2,440,000           2,150,250
   (c) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 .........      Switzerland           1,900,000           1,719,500
       Plains Exploration & Production Co., senior note, 10.00%,
          3/01/16 ........................................................     United States          2,000,000           2,220,000
       Quicksilver Resources Inc., senior note, 9.125%, 8/15/19 ..........     United States          2,000,000           2,110,000
   (c) SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18 ..........     United States          2,000,000           1,910,000
       Teekay Corp., senior note, 8.50%, 1/15/20 .........................   Marshall Islands           500,000             523,750
       Tesoro Corp., senior note, 6.625%, 11/01/15 .......................     United States          2,000,000           1,925,000
                                                                                                                      -------------
                                                                                                                         36,185,857
                                                                                                                      -------------
       FOOD & STAPLES RETAILING 0.9%
       Rite Aid Corp., senior secured note, 9.75%, 6/12/16 ...............     United States          1,700,000           1,836,000
       SUPERVALU Inc., senior note, 8.00%, 5/01/16 .......................     United States          1,200,000           1,221,000
                                                                                                                      -------------
                                                                                                                          3,057,000
                                                                                                                      -------------
       FOOD, BEVERAGE & TOBACCO 1.9%
   (c) Alliance One International Inc., senior note, 144A, 10.00%,
          7/15/16 ........................................................     United States            200,000             208,750
          7/15/16                                                              United States            200,000             210,000
   (c) CEDC Finance Corp. International Inc., senior secured note, 144A,
          9.125%, 12/01/16 ...............................................     United States          1,000,000           1,060,000
   (c) Cott Beverages Inc., senior note, 144A, 8.375%, 11/15/17 ..........     United States            900,000             931,500
       Dole Food Co. Inc., senior secured note, 13.875%, 3/15/14 .........     United States          1,029,000           1,243,804
   (c) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 ..................     United States          2,000,000           2,290,000
   (c) Pinnacle Foods Finance LLC, senior note, 144A, 9.25%, 4/01/15 .....     United States          1,000,000           1,030,000
                                                                                                                      -------------
                                                                                                                          6,974,054
                                                                                                                      -------------
       HEALTH CARE EQUIPMENT & SERVICES 4.4%
       DaVita Inc.,
          senior note, 6.625%, 3/15/13 ...................................     United States            900,000             910,125
          senior sub. note, 7.25%, 3/15/15 ...............................     United States          1,000,000           1,025,000
       FMC Finance III SA, senior note, 6.875%, 7/15/17 ..................        Germany             2,000,000           2,090,000
   (c) Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15 ........        Germany             1,000,000           1,120,000
       HCA Inc., senior secured note, 9.125%, 11/15/14 ...................     United States          3,000,000           3,176,250
   (c) Tenet Healthcare Corp., senior note, 144A,
          9.00%, 5/01/15 .................................................     United States          1,000,000           1,082,500
          10.00%, 5/01/18 ................................................     United States          1,000,000           1,125,000
   (e) United Surgical Partners International Inc., senior sub. note,
          PIK, 9.25%, 5/01/17 ............................................     United States          2,000,000           2,080,000
(e, h) US Oncology Holdings Inc., senior note, PIK, FRN, 6.643%,
          3/15/12 ........................................................     United States          2,397,042           2,283,182
   (c) Vanguard Health Holding Co. II LLC, senior bond, 144A, 8.00%,
          2/01/18 ........................................................     United States          1,000,000             977,500
                                                                                                                      -------------
                                                                                                                         15,869,557
                                                                                                                      -------------


                               16 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
       CORPORATE BONDS (CONTINUED)
       MATERIALS 5.7%
       Ball Corp., senior note, 7.125%, 9/01/16 ..........................     United States            500,000       $     533,750
   (c) Building Materials Corp. of America, senior note, 144A, 7.50%,
          3/15/20 ........................................................     United States            700,000             701,750
       Huntsman International LLC, senior sub. note, 7.875%, 11/15/14 ....     United States          2,000,000           2,030,000
   (c) Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
          2/15/16 ........................................................    United Kingdom          1,000,000             830,000
   (c) Kerling PLC, senior sec. note, 144A, 10.625%, 1/28/17 .............    United Kingdom          1,100,000 EUR       1,562,335
(c, g) LBI Escrow Corp., senior secured note, 144A, 8.00%, 11/01/17 ......     United States            600,000             623,250
   (c) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ............     United States          2,000,000           2,065,000
       Nalco Co., senior sub. note, 8.875%, 11/15/13 .....................     United States          2,000,000           2,070,000
       NewPage Corp., senior secured note, 11.375%, 12/31/14 .............     United States          2,000,000           2,000,000
       Novelis Inc., senior note, 7.25%, 2/15/15 .........................         Canada             1,600,000           1,552,000
       Owens-Brockway Glass Container Inc., senior note, 7.375%,
          5/15/16 ........................................................     United States            700,000             738,500
       Solo Cup Co.,
          senior secured note, 10.50%, 11/01/13 ..........................     United States            500,000             530,000
          senior sub. note, 8.50%, 2/15/14 ...............................     United States          1,500,000           1,473,750
       Solutia Inc., senior note, 8.75%, 11/01/17 ........................     United States            200,000             212,000
       Teck Resources Ltd., senior note, 9.75%, 5/15/14 ..................         Canada             2,000,000           2,380,000
       Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ...................     United States          1,200,000           1,269,544
                                                                                                                      -------------
                                                                                                                         20,571,879
                                                                                                                      -------------
       MEDIA 5.9%
   (c) Cablevision Systems Corp., senior note, 144A, 8.625%, 9/15/17 .....     United States          1,000,000           1,062,500
   (c) CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%,
          11/30/16 .......................................................     United States          2,933,512           3,512,881
   (c) Clear Channel Worldwide Holdings Inc., senior note,
          A, 144A, 9.25%, 12/15/17 .......................................     United States            200,000             208,750
          B, 144A, 9.25%, 12/15/17 .......................................     United States            800,000             840,000
   (c) CSC Holdings Inc., senior note, 144A, 8.50%, 4/15/14 ..............     United States          1,000,000           1,070,000
       Lamar Media Corp., senior sub. note,
          7.25%, 1/01/13 .................................................     United States          1,000,000           1,012,500
          C, 6.625%, 8/15/15 .............................................     United States          1,000,000             966,250
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ............     United States          1,500,000           1,485,000
   (c) Media General Inc., senior secured note, 144A, 11.75%, 2/15/17 ....     United States          1,100,000           1,091,750
   (b) Radio One Inc., senior sub. note, B, 8.875%, 7/01/11 ..............     United States          2,000,000           1,825,000
   (c) Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%,
          1/31/17 ........................................................         Italy              1,500,000 EUR       1,987,732
   (c) Sinclair Television Group Inc., senior secured note, 144A, 9.25%,
          11/01/17 .......................................................     United States          2,000,000           2,115,000
   (c) Sitel LLC, senior note, 144A, 11.50%, 4/01/18 .....................     United States          1,000,000           1,012,500
   (c) UPC Germany GmbH, senior sub. note, 144A, 9.625%, 12/01/19 ........        Germany               400,000 EUR         572,845
   (c) UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 ................      Netherlands             400,000             422,000
   (c) WMG Acquisition Corp., senior secured note, 144A, 9.50%,
          6/15/16 ........................................................     United States          2,000,000           2,147,500
                                                                                                                      -------------
                                                                                                                         21,332,208
                                                                                                                      -------------


                               Annual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
       CORPORATE BONDS (CONTINUED)
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.3%
   (c) Talecris Biotherapeutics Holdings Corp., senior note, 144A, 7.75%,
          11/15/16 .......................................................     United States          1,100,000       $   1,111,000
                                                                                                                      -------------
       REAL ESTATE 0.9%
       FelCor Lodging LP, senior secured note, 10.00%, 10/01/14 ..........     United States          1,800,000           1,863,000
       Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 ........     United States          1,400,000           1,309,000
                                                                                                                      -------------
                                                                                                                          3,172,000
                                                                                                                      -------------
       RETAILING 1.2%
(c, h) Edcon Proprietary Ltd., senior secured note, 144A, FRN, 3.90%,
          6/15/14 ........................................................     South Africa           2,000,000 EUR       2,080,617
       Michaels Stores Inc., senior note, 10.00%, 11/01/14 ...............     United States          2,000,000           2,120,000
                                                                                                                      -------------
                                                                                                                          4,200,617
                                                                                                                      -------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
   (c) Advanced Micro Devices Inc., senior note, 144A, 8.125%,
          12/15/17 .......................................................     United States            400,000             414,000
       Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14 .......     United States          2,000,000           1,920,000
                                                                                                                      -------------
                                                                                                                          2,334,000
                                                                                                                      -------------
       SOFTWARE & SERVICES 0.7%
       SunGard Data Systems Inc., senior note, 9.125%, 8/15/13 ...........     United States          2,500,000           2,575,000
                                                                                                                      -------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.7%
       Sanmina-SCI Corp.,
(c, h)    senior note, 144A, FRN, 3.007%, 6/15/14 ........................     United States          1,000,000             950,000
          senior sub. note, 6.75%, 3/01/13 ...............................     United States          1,000,000           1,005,000
   (c) ViaSat Inc., senior note, 144A, 8.875%, 9/15/16 ...................     United States            400,000             412,500
                                                                                                                      -------------
                                                                                                                          2,367,500
                                                                                                                      -------------
       TELECOMMUNICATION SERVICES 4.7%
       Crown Castle International Corp., senior note, 9.00%, 1/15/15 .....     United States          1,000,000           1,087,500
   (c) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 ............        Jamaica             2,000,000           1,967,500
       Intelsat Subsidiary Holding Co. Ltd., senior note,
          8.50%, 1/15/13 .................................................        Bermuda             2,500,000           2,550,000
   (c)    144A, 8.875%, 1/15/15 ..........................................        Bermuda               500,000             516,250
       MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 ..............     United States          2,000,000           2,055,000
       Millicom International Cellular SA, senior note, 10.00%,
          12/01/13 .......................................................      Luxembourg            1,000,000           1,042,500
(c, g) New Communications Holdings, senior note, 144A, 7.875%, 4/15/15 ...     United States          1,900,000           1,961,750
       Qwest Communications International Inc., senior note, B, 7.50%,
          2/15/14 ........................................................     United States          2,000,000           2,045,000
       Qwest Corp., senior note, 8.375%, 5/01/16 .........................     United States            500,000             565,000
   (c) Wind Acquisition Finance SA, senior note, 144A, 10.75%,
          12/01/15 .......................................................         Italy              2,500,000           2,712,500
(c, e) Wind Acquisition Holding, senior note, 144A, PIK, 12.25%,
          7/15/17 ........................................................         Italy                400,000 EUR         528,261
                                                                                                                      -------------
                                                                                                                         17,031,261
                                                                                                                      -------------


                               18 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
       CORPORATE BONDS (CONTINUED)
       TRANSPORTATION 0.7%
   (c) Ceva Group PLC, senior secured note, 144A, 11.625%, 10/01/16 ......    United Kingdom            500,000       $     536,250
          11.50%, 4/01/18 ................................................    United Kingdom          1,100,000           1,146,750
   (c) Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14 ...     United States            900,000             954,000
                                                                                                                      -------------
                                                                                                                          2,637,000
                                                                                                                      -------------
       UTILITIES 2.8%
       Ameren Corp., senior note, 8.875%, 5/15/14 ........................     United States          1,000,000           1,154,779
       Dynegy Holdings Inc., senior note, 7.50%, 6/01/15 .................     United States          2,000,000           1,670,000
       Mirant North America LLC, senior note, 7.375%, 12/31/13 ...........     United States          2,000,000           2,005,000
       NRG Energy Inc., senior note, 7.25%, 2/01/14 ......................     United States          3,000,000           3,030,000
       Texas Competitive Electric Holdings Co. LLC, senior note, A,
          10.25%, 11/01/15 ...............................................     United States          3,000,000           2,100,000
                                                                                                                      -------------
                                                                                                                          9,959,779
                                                                                                                      -------------
       TOTAL CORPORATE BONDS (COST $184,047,306)                                                                        193,138,092
                                                                                                                      -------------
       MORTGAGE-BACKED SECURITIES 26.3%
   (h) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.3%
       FHLMC, 4.202%, 5/01/34 ............................................     United States            862,687             890,278
                                                                                                                      -------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 10.8%
   (g) FHLMC Gold 15 Year, 4.50%, 4/01/24 ................................     United States          2,160,000           2,240,663
   (g) FHLMC Gold 15 Year, 5.00%, 4/01/24 ................................     United States          4,590,000           4,846,039
       FHLMC Gold 15 Year, 5.50%, 7/01/19 ................................     United States            155,334             167,490
   (g) FHLMC Gold 15 Year, 6.00%, 4/01/24 ................................     United States            870,000             938,377
   (g) FHLMC Gold 30 Year, 5.00%, 4/01/39 ................................     United States          5,025,000           5,189,096
   (g) FHLMC Gold 30 Year, 5.50%, 4/01/39 ................................     United States          7,500,000           7,920,705
       FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/33 .....................     United States          2,386,694           2,596,440
   (g) FHLMC Gold 30 Year, 6.00%, 4/01/39 ................................     United States          9,660,000          10,366,387
   (g) FHLMC Gold 30 Year, 6.50%, 4/01/39 ................................     United States          2,211,000           2,403,773
       FHLMC Gold 30 Year, 7.00%, 9/01/27 ................................     United States            607,855             687,591
       FHLMC Gold 30 Year, 8.00%, 1/01/31 ................................     United States             87,721             101,234
       FHLMC Gold 30 Year, 8.50%, 7/01/31 ................................     United States          1,341,378           1,580,774
                                                                                                                      -------------
                                                                                                                         39,038,569
                                                                                                                      -------------
   (h) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.4%
       FNMA, 2.207%, 7/01/34 .............................................     United States          1,411,995           1,451,230
       FNMA, 5.964%, 6/01/32 .............................................     United States             37,741              40,238
                                                                                                                      -------------
                                                                                                                          1,491,468
                                                                                                                      -------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 12.5%
   (g) FNMA 15 Year, 5.00%, 4/01/25 ......................................     United States          1,170,000           1,234,168
       FNMA 15 Year, 5.50%, 7/01/20 - 9/01/22 ............................     United States          2,519,830           2,721,429
   (g) FNMA 15 Year, 6.00%, 4/01/25 ......................................     United States          1,650,000           1,778,132
       FNMA 15 Year, 6.50%, 7/01/20 ......................................     United States            104,736             112,886
       FNMA 15 Year, 7.00%, 9/01/18 ......................................     United States            204,492             228,261
   (g) FNMA 30 Year, 4.50%, 4/01/39 ......................................     United States          1,540,000           1,543,850


                               Annual Report | 19

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
   (g) FNMA 30 Year, 5.00%, 4/01/39 ......................................     United States         17,305,000       $  17,853,897
   (g) FNMA 30 Year, 5.50%, 4/01/39 ......................................     United States          4,798,000           5,057,394
       FNMA 30 Year, 6.00%, 4/01/33 ......................................     United States            710,777             772,314
   (g) FNMA 30 Year, 6.00%, 4/01/39 ......................................     United States          9,860,000          10,474,712
   (g) FNMA 30 Year, 6.50%, 8/01/32 - 4/01/39 ............................     United States          2,585,933           2,821,177
       FNMA 30 Year, 8.00%, 10/01/29 .....................................     United States            187,416             216,707
       FNMA 30 Year, 8.50%, 8/01/26 ......................................     United States            299,589             348,823
                                                                                                                      -------------
                                                                                                                         45,163,750
                                                                                                                      -------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 2.3%
   (g) GNMA I SF 30 Year, 5.50%, 4/01/39 .................................     United States          5,910,000           6,251,675
       GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 ......................     United States          1,441,860           1,582,026
       GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29 ......................     United States            171,200             191,986
       GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 ......................     United States            329,404             378,386
                                                                                                                      -------------
                                                                                                                          8,404,073
                                                                                                                      -------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $94,189,184) ...............                                               94,988,138
                                                                                                                      -------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES 12.0%
       BANKS 8.3%
       Banc of America Commercial Mortgage Inc., 2005-3, A2, 4.501%,
          7/10/43 ........................................................     United States          4,123,877           4,158,885
       Citigroup Commercial Mortgage Trust,
   (h)    2007-C6, AM, FRN, 5.888%, 6/10/17 ..............................     United States            320,000             271,393
          2008-C7, A4, 6.299%, 9/10/17 ...................................     United States            700,000             706,735
   (h) Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, A3,
          FRN, 5.225%, 7/15/44 ...........................................     United States          3,000,000           3,124,023
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 ..................................     United States          1,605,000           1,689,136
          2005-GG5, A5, 5.224%, 4/10/37 ..................................     United States            900,000             905,360
       GS Mortgage Securities Corp. II, 2003-C1, A3, 4.608%, 1/10/40 .....     United States            400,000             414,420
       LB-UBS Commercial Mortgage Trust,
   (h)    2002-C2, A4, FRN, 5.594%, 6/15/31 ..............................     United States          2,000,000           2,125,895
          2005-C1, A2, 4.31%, 2/15/30 ....................................     United States            257,776             257,873
          2005-C5, A4, 4.954%, 9/15/30 ...................................     United States          6,000,000           6,093,647
          2006-C1, A4, 5.156%, 2/15/31 ...................................     United States          2,800,000           2,843,210
   (h) Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN,
          2.996%, 7/25/34 ................................................     United States            115,396              11,313
   (h) Morgan Stanley ABS Capital I Inc. Trust,
          2003-HE3, B1, FRN, 5.196%, 10/25/33 ............................     United States            676,717             155,759
          2003-NC10, B1, FRN, 5.196%, 10/25/33 ...........................     United States            415,207              80,238
(c, h) Schiller Park CLO Ltd., 2007-1A, A2, 144A, FRN, 0.489%,
          4/25/21 ........................................................     United States          1,700,000           1,513,238
(c, h) Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A,
          FRN, 0.31%, 6/15/20 ............................................     United States          6,077,114           5,369,313
                                                                                                                      -------------
                                                                                                                         29,720,438
                                                                                                                      -------------


                               20 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (CONTINUED)
       DIVERSIFIED FINANCIALS 3.7%
   (h) Argent Securities Inc., 2003-W5, M4, FRN, 3.996%, 10/25/33 ........     United States          1,031,256       $     362,789
(c, h) Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.249%,
          8/01/16 ........................................................    Cayman Islands          1,868,573           1,742,930
(c, h) Babson CLO Ltd., 2005-2A, A1, 144A, FRN, 0.499%, 7/20/19 ..........    Cayman Islands            876,578             799,360
(c, h) Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.596%, 3/11/21 ..........    Cayman Islands            457,000             391,535
   (h) Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2,
          FRN, 0.746%, 2/25/35 ...........................................     United States          1,227,709             884,019
(c, h) Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.251%,
          10/15/21 .......................................................    Cayman Islands            310,000             248,763
   (h) GSAMP Trust, 2003-AHL, B1, FRN, 6.246%, 10/25/33 ..................     United States          1,243,595             324,966
       JPMorgan Chase Commercial Mortgage Securities Corp.,
          2005-LDP2, AM, 4.78%, 7/15/42 ..................................     United States            200,000             187,194
   (h)    2005-LDP5, A4, FRN, 5.179%, 12/15/44 ...........................     United States          1,000,000           1,036,530
   (h) MBNA Credit Card Master Note Trust, 2005-A11, A11, FRN, 0.27%,
          5/15/13 ........................................................     United States          4,000,000           3,991,919
   (h) MBNA Master Credit Card Trust II, 1997-B, A, FRN, 0.39%,
          8/15/14 ........................................................     United States          3,000,000           2,973,838
   (h) Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 4.746%,
          3/25/33 ........................................................     United States            611,179              52,495
(h, i) New Century Home Equity Loan Trust, 2003-2, M3, FRN, 5.796%,
          1/25/33 ........................................................     United States            653,942              25,471
   (h) Option One Mortgage Loan Trust, 2003-6, M5, FRN, 3.546%,
          11/25/33 .......................................................     United States            797,277             302,858
   (h) Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN,
          3.996%, 11/25/34 ...............................................     United States            253,977              70,485
   (h) Structured Asset Investment Loan Trust,
          2003-BC2, M3, FRN, 5.121%, 4/25/33 .............................     United States             13,987               1,247
          2003-BC13, M4, FRN, 4.371%, 11/25/33 ...........................     United States             96,980              58,947
                                                                                                                      -------------
                                                                                                                         13,455,346
                                                                                                                      -------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (COST $45,655,638) ..................                                               43,175,784
                                                                                                                      -------------
(h, j) SENIOR FLOATING RATE INTERESTS 49.4%
       AUTOMOBILES & COMPONENTS 1.1%
       Federal-Mogul Corp., Term Loan B, 2.168% - 2.178%, 12/27/14 .......     United States          2,089,746           1,936,281
       United Components Inc., Term Loan D, 2.239% - 2.25%, 6/29/12 ......     United States          2,000,000           1,930,000
                                                                                                                      -------------
                                                                                                                          3,866,281
                                                                                                                      -------------
       CAPITAL GOODS 5.7%
       Ashtead Group PLC, Term Loan, 2.063%, 8/31/11 .....................    United Kingdom            912,000             906,300
       Baldor Electric Co., Term Loan B, 5.25%, 1/31/14 ..................     United States            540,633             544,354
       BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 ....................     United States          1,201,559           1,218,581
       Bucyrus International Inc., Term Loan C, 4.50%, 2/19/16 ...........     United States          1,890,000           1,912,680
       Goodman Global Holdings Co. Inc., Term Loan B, 6.25%, 2/13/14 .....     United States          2,035,898           2,048,614


                               Annual Report | 21

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
(h, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CAPITAL GOODS (CONTINUED)
       Manitowoc Co. Inc., Term Loan B, 7.50%, 11/06/14 ..................     United States          2,050,113       $   2,057,162
       Mueller Water Products Inc., Term Loan B, 5.249% - 5.29%,
          5/24/14 ........................................................     United States          1,993,956           2,000,436
       Oshkosh Truck Corp., Term Loan B, 6.25% - 6.26%, 12/06/13 .........     United States          1,161,360           1,167,364
       RBS Global Inc. (Rexnord),
          Incremental Tranche B-2, 2.50%, 7/22/13 ........................     United States            989,770             935,951
          Tranche B-1 Term Loan B, 2.75% - 2.813%, 7/22/13 ...............     United States          3,000,000           2,871,564
       Sensus Metering Systems Inc., Term Loan B-3, 7.00%, 6/17/13 .......     United States          1,058,894           1,035,069
       Spirit Aerosystems Inc. (Onex Wind Finance LP), Term B-1 Loan,
          2.001%, 9/30/13 ................................................     United States          1,240,945           1,230,087
       TriMas Co. LLC,
          Term Loan B, 6.00%, 12/15/15 ...................................     United States          1,535,081           1,462,165
          Tranche B-1 L/C, 6.00%, 8/02/11 ................................     United States            366,149             348,757
       URS Corp., Term Loan B, 2.54%, 5/15/13 ............................     United States            892,742             891,760
                                                                                                                      -------------
                                                                                                                         20,630,844
                                                                                                                      -------------
       COMMERCIAL & PROFESSIONAL SERVICES 2.5%
       ARAMARK Corp.,
          Synthetic L/C, 2.113%, 1/26/14 .................................     United States            271,357             265,867
          Term Loan B, 2.126%, 1/26/14 ...................................     United States          4,126,169           4,042,524
       Diversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15 ........     United States            415,818             421,276
       Language Line LLC, Term Loan B, 5.50%, 11/04/15 ...................     United States            498,750             502,023
       Nielsen Finance LLC (VNU Inc.), Class A Term Loan, 2.229%,
          8/09/13 ........................................................     United States          2,650,044           2,545,934
       West Corp., Term Loan B-4, 4.122% - 4.125%, 7/15/16 ...............     United States          1,260,951           1,259,150
                                                                                                                      -------------
                                                                                                                          9,036,774
                                                                                                                      -------------
       CONSUMER DURABLES & APPAREL 0.9%
       Jarden Corp., Term Loan B2, 2.04%, 1/24/12 ........................     United States            702,334             701,355
          Term Loan B4, 3.54%, 1/26/15 ...................................     United States          1,221,920           1,227,520
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 2.228%,
          10/04/11 .......................................................     United States          1,350,000           1,342,829
                                                                                                                      -------------
                                                                                                                          3,271,704
                                                                                                                      -------------
       CONSUMER SERVICES 5.8%
       Affinion Group Inc., Term Loan B, 2.746%, 10/17/12 ................     United States          2,970,687           2,960,661
       Bright Horizons Family Solution Inc., Term Loan B, 7.50%,
          5/21/15 ........................................................     United States          1,815,433           1,825,078
       Education Management LLC, Term Loan C, 2.063%, 6/01/13 ............     United States          2,408,284           2,342,800
       Harrah's Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16 .......     United States          2,992,500           3,102,017
       Las Vegas Sands LLC,
          Delayed Draw II Term Loan, 2.05%, 5/23/13 ......................     United States            167,664             150,217
          Term Loan B, 2.05%, 5/23/14 ....................................     United States            829,778             761,840
       Laureate Education Inc.,
          Closing Date Term Loan, 3.499%, 8/18/14 ........................     United States          1,979,295           1,840,194
          Delayed Draw Term Loan, 3.499%, 8/18/14 ........................     United States            296,264             275,444
          Series A New Term Loan, 7.00%, 8/18/14 .........................     United States          1,094,500           1,096,211


                               22 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
(h, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CONSUMER SERVICES (CONTINUED)
       Penn National Gaming Inc., Term Loan B, 1.98% - 2.00%,
          10/03/12 .......................................................     United States          1,574,499       $   1,558,848
       Universal City Development Partners Ltd., Term Loan, 6.50%,
          11/06/14 .......................................................     United States            997,500           1,008,921
       VML U.S. Finance LLC (Venetian Macau),
          Delayed Draw, 4.80%, 5/25/12 ...................................         Macau                664,377             650,375
          New Project Term Loans, 4.80%, 5/25/13 .........................         Macau              2,476,997           2,419,159
          Term Loan B, 4.80%, 5/25/13 ....................................         Macau                887,268             868,569
                                                                                                                      -------------
                                                                                                                         20,860,334
                                                                                                                      -------------
       ENERGY 0.8%
       Dresser Inc., Term Loan B, 2.497% - 2.50%, 5/04/14 ................     United States          1,552,923           1,494,272
       Targa Resources Inc., 6.00%, 7/05/16 ..............................     United States          1,456,350           1,465,452
                                                                                                                      -------------
                                                                                                                          2,959,724
                                                                                                                      -------------
       FOOD & STAPLES RETAILING 0.9%
       Rite Aid Corp., Tranche 3 Term Loan, 6.00%, 6/04/14 ...............     United States          1,984,530           1,945,903
       Wm. Wrigley Jr. Co., Term Loan B1, 3.063%, 12/17/12 ...............     United States            510,602             514,464
          Term Loan B2, 3.313%, 10/06/14 .................................     United States            714,207             719,812
                                                                                                                      -------------
                                                                                                                          3,180,179
                                                                                                                      -------------
       FOOD, BEVERAGE & TOBACCO 1.0%
       Dean Foods Co., Term Loan B, 1.675%, 4/02/14 ......................     United States          1,730,537           1,702,809
   (g) Dole Food Co. Inc., Tranche B-1 Term Loan, 5.50%, 3/02/17 .........     United States            564,706             570,470
   (g) Solvest Ltd. (Dole), Tranche C-1 Term Loan, 5.50%, 3/02/17 ........        Bermuda             1,402,588           1,416,906
                                                                                                                      -------------
                                                                                                                          3,690,185
                                                                                                                      -------------
       HEALTH CARE EQUIPMENT & SERVICES 4.9%
       Bausch and Lomb Inc.,
          Delayed Draw Term Loan, 3.54%, 4/28/15 .........................     United States            322,724             315,994
          Parent Term Loan, 3.54%, 4/28/15 ...............................     United States          1,330,702           1,302,954
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 1.00% - 2.502%, 7/25/14 ................     United States            122,735             119,797
          Term Loan, 2.502%, 7/25/14 .....................................     United States          2,395,966           2,338,614
       DaVita Inc., Term Loan B-1, 1.73% - 1.80%, 10/05/12 ...............     United States          2,717,434           2,681,336
       DJO Finance LLC, Term Loan B, 3.248%, 5/20/14 .....................     United States          1,215,237           1,184,249
       Fresenius Medical Care Holdings Inc., Term Loan B, 1.612% - 1.665%,
          3/31/13 ........................................................        Germany             1,477,530           1,452,828
   (g) Fresenius SE,
          Tranche C1 Dollar Term Loan, 5.25%, 9/10/14 ....................        Germany               387,570             392,415
          Tranche C2 Term Loan, 5.25%, 9/10/14 ...........................        Germany               270,430             273,810
       HCA Inc., Term Loan B-1, 2.54%, 11/18/13 ..........................     United States          3,455,424           3,376,813
       Iasis Healthcare LLC,
          Delayed Draw Term Loan, 2.248%, 3/14/14 ........................     United States            232,013             223,941
          Initial Term Loan, 2.248%, 3/14/14 .............................     United States            670,387             647,063
          Synthetic L/C, 2.293%, 3/14/14 .................................     United States             62,972              60,781


                               Annual Report | 23

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
(h, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
       Psychiatric Solutions Inc., Term Loan, 2.002% - 2.154%, 7/01/12 ...     United States            915,722       $     908,854
       Vanguard Health Holding Co. II LLC, Initial Term Loan, 5.00%,
          1/29/16 ........................................................     United States          2,517,207           2,525,971
                                                                                                                      -------------
                                                                                                                         17,805,420
                                                                                                                      -------------
       HOUSEHOLD & PERSONAL PRODUCTS 0.6%
       Revlon Consumer Products Corp., Term Loan B, 6.00%, 3/11/15 .......     United States          2,000,000           1,981,876
                                                                                                                      -------------
       INSURANCE 0.4%
       Conseco Inc., Term Loan, 7.50%, 10/10/13 ..........................     United States          1,646,835           1,601,135
                                                                                                                      -------------
       MATERIALS 7.0%
       Anchor Glass Container Corp., First Lien Term Loan, 6.00%,
          3/02/16 ........................................................     United States          2,960,000           2,956,300
       Celanese U.S. Holdings LLC, Dollar Term Loan, 2.001%, 4/02/14 .....     United States          2,932,086           2,871,245
       Georgia-Pacific LLC,
          Additional Term Loan, 2.24% - 2.29%, 12/20/12 ..................     United States            739,412             734,101
          Term Loan B, 2.254% - 2.29%, 12/20/12 ..........................     United States            708,082             702,997
          Term Loan C, 3.502% - 3.54%, 12/23/14 ..........................     United States            928,154             933,951
       Graham Packaging Co. LP, Term Loan C, 6.75%, 4/05/14 ..............     United States          1,741,166           1,759,927
       Hexion Specialty Chemicals BV, Term Loan C-2B, 4.063%, 5/03/15 ....      Netherlands             688,963             657,673
       Hexion Specialty Chemicals Inc.,
          Term Loan C-1B, 4.063%, 5/03/15 ................................     United States          1,563,197           1,492,201
          Term Loan C-4B, 4.00%, 5/03/15 .................................     United States            489,090             467,081
       Huntsman International LLC, Term Loan B, 1.999% - 2.016%,
          4/19/14 ........................................................     United States          2,260,314           2,168,489
       Nalco Co., Term Loan, 6.50%, 5/13/16 ..............................     United States            995,000           1,007,231
       Oxbow Carbon LLC, Term Loan B, 2.29%, 5/08/14 .....................     United States          2,738,897           2,675,560
       Reynolds Consumer Products Holdings Inc., U.S. Term Loan, 6.25%,
          11/05/15 .......................................................     United States          2,000,000           2,022,708
       Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14 ......     United States          1,788,467           1,800,763
       Univar Inc., Opco Tranche B Term Loan, 3.248%, 10/10/14 ...........     United States          3,206,817           3,093,911
                                                                                                                      -------------
                                                                                                                         25,344,138
                                                                                                                      -------------
       MEDIA 8.5%
       CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2, 1.98%,
          3/29/16 ........................................................     United States            768,000             768,267
       Dex Media West LLC, Term Loan B, 7.50%, 10/24/14 ..................     United States          2,990,104           2,859,754
       Discovery Communications Inc., Term Loan C, 5.25%, 5/14/14 ........     United States            891,000             901,457
       Entravision Communications Corp., Term Loan B, 5.51%, 3/29/13 .....     United States          2,996,945           2,981,946
       Gray Television Inc., Term Loan B, 3.75%, 12/31/14 ................     United States          2,536,475           2,441,357
       Insight Midwest Holdings, Term Loan B, 2.25%, 4/02/14 .............     United States          2,160,000           2,103,976
       MCC Iowa LLC (Mediacom Broadband), Term Loan E, 6.50%,
          1/03/16 ........................................................     United States            884,250             896,851
       Mission Broadcasting Inc., Term Loan B, 5.00%, 10/01/12 ...........     United States            963,015             945,561
       Newsday LLC, Floating Rate Term Loan, 6.501%, 8/01/13 .............     United States          2,400,000           2,427,000
       Nexstar Broadcasting Inc., Term Loan B, 5.00% - 6.25%, 10/01/12 ...     United States            897,951             881,675
   (g) R.H. Donnelley Inc., Term Loan B, 8.50%, 10/24/14 .................     United States          1,703,988           1,672,890


                               24 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)             VALUE
                                                                             ----------------   ---------------       -------------
(h, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       MEDIA (CONTINUED)
       Regal Cinemas Corp., Term Loan, 3.79%, 10/27/13 ...................     United States          3,068,200       $   3,082,169
       Sinclair Television Group Inc., Tranche B Term Loan, 6.50%,
          10/29/15 .......................................................     United States          1,000,000           1,011,250
   (g) TWCC Holding Corp., Replacement Term Loans, 5.00%, 9/12/15 ........     United States          1,021,429           1,034,941
       Univision Communications Inc., Initial Term Loan, 2.54%, 9/29/14 ..     United States          3,000,000           2,679,741
       UPC Financing Partnership,
          Term Loan N, 2.18%, 12/31/14 ...................................      Netherlands           1,897,847           1,842,097
          Term Loan T, 3.93%, 12/31/16 ...................................      Netherlands           2,272,153           2,243,751
                                                                                                                      -------------
                                                                                                                         30,774,683
                                                                                                                      -------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.8%
       Warner Chilcott Co. LLC,
          Term Loan A, 5.50%, 10/30/14 ...................................     United States          1,864,681           1,870,558
          Term Loan B2, 5.75%, 4/30/15 ...................................     United States            430,619             432,330
       Warner Chilcott Corp.,
          Additional Term Loan, 5.75%, 4/30/15 ...........................     United States            201,191             201,956
          Term Loan B1, 5.75%, 4/30/15 ...................................     United States            258,602             259,630
                                                                                                                      -------------
                                                                                                                          2,764,474
                                                                                                                      -------------
       REAL ESTATE 0.2%
       CB Richard Ellis Services Inc., Term Loan B, 6.00% - 6.25%,
          12/20/13 .......................................................     United States            801,674             798,793
                                                                                                                      -------------
       RETAILING 0.8%
       Dollar General Corp., Tranche B-1 Term Loan, 2.986% - 2.999%,
          7/07/14 ........................................................     United States          1,709,531           1,689,133
   (g) Pilot Travel Centers LLC, Term Loan B, 5.50%, 12/15/15 ............     United States          1,000,000           1,009,919
                                                                                                                      -------------
                                                                                                                          2,699,052
                                                                                                                      -------------
       SOFTWARE & SERVICES 2.8%
       Emdeon Business Services LLC, First Lien Term Loan, 2.30%,
          11/16/13 .......................................................     United States          2,013,542           1,982,080
       Fidelity National Information Services Inc., Tranche C Term Loan,
          4.484%, 1/18/12 ................................................     United States             60,106              60,744
       First Data Corp., Term Loan B-2, 3.032% - 3.04%, 9/24/14 ..........     United States          2,932,537           2,601,128
       Metavante Corp., Term Loan B, 3.479% - 3.499%, 11/01/14 ...........     United States            874,983             878,264
       Springboard Finance LLC, Term Loan B, 7.00%, 2/23/15 ..............     United States            970,000             978,245
       SunGard Data Systems Inc.,
          Tranche A U.S. Term Loan, 1.979%, 2/28/14 ......................     United States            118,935             115,124
          Tranche B U.S. Term Loan, 3.864% - 3.874%, 2/28/16 .............     United States          3,344,433           3,322,136
                                                                                                                      -------------
                                                                                                                          9,937,721
                                                                                                                      -------------
       TECHNOLOGY HARDWARE & EQUIPMENT 1.2%
       CommScope Inc., Term Loan B, 2.748% - 2.79%, 12/26/14 .............     United States            881,577             874,492
       Flextronics International USA Inc.,
          A Closing Date Loan, 2.479% - 2.501%, 10/01/14 .................     United States          1,817,679           1,741,725
          A-1-A Delayed Draw Term Loan, 2.501%, 10/01/14 .................     United States            522,321             500,496
       Itron Inc., Dollar Term Loan, 3.75%, 4/18/14 ......................     United States          1,155,281           1,154,842
                                                                                                                      -------------
                                                                                                                          4,271,555
                                                                                                                      -------------


                               Annual Report | 25

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                                   PRINCIPAL
                                                                                  COUNTRY          AMOUNT(d)              VALUE
                                                                             ----------------   ---------------       -------------
(h, j) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       TELECOMMUNICATION SERVICES 1.8%
       Intelsat Corp. (PanAmSat),
          Tranche B-2-A, 2.728%, 1/03/14 .................................     United States          1,268,410       $   1,237,228
          Tranche B-2-B, 2.728%, 1/03/14 .................................     United States          1,268,021           1,236,850
          Tranche B-2-C, 2.728%, 1/03/14 .................................     United States          1,268,021           1,236,849
       NTELOS Inc., Term Loan B, 5.75%, 8/07/15 ..........................     United States            828,097             836,637
       Windstream Corp., Tranche B-2 Term Loan, 3.01%, 12/17/15 ..........     United States          1,992,429           1,990,650
                                                                                                                      -------------
                                                                                                                          6,538,214
                                                                                                                      -------------
       UTILITIES 1.7%
       Dynegy Holdings Inc.,
          Term L/C Facility, 4.00%, 4/02/13 ..............................     United States          1,797,879           1,772,878
          Term Loan B, 4.00%, 4/02/13 ....................................     United States             23,994              23,661
       NRG Energy Inc.,
          Credit Link, 2.04%, 2/01/13 ....................................     United States            819,782             803,845
          Term Loan, 1.998% - 2.04%, 2/01/13 .............................     United States          1,241,530           1,217,394
       Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
          3.729% - 3.79%, 10/10/14 .......................................     United States          2,930,025           2,413,406
                                                                                                                      -------------
                                                                                                                          6,231,184
                                                                                                                      -------------
       TOTAL SENIOR FLOATING RATE INTERESTS
          (COST $173,982,419) ............................................                                              178,244,270
                                                                                                                      -------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.3%
(h, k) Government of Argentina, senior bond, FRN, 0.39%, 8/03/12 .........       Argentina            3,950,000           1,333,125
       Government of Malaysia, 3.833%, 9/28/11 ...........................       Malaysia             6,800,000 MYR       2,120,410
       Government of Sweden, 5.25%, 3/15/11 ..............................        Sweden             19,400,000 SEK       2,807,235
       Korea Treasury Bond, 0475-1112, 4.75%, 12/10/11 ...................      South Korea       2,250,000,000 KRW       2,037,177
                                                                                                                      -------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $8,204,934) ..............................................                                                8,297,947
                                                                                                                      -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $507,693,029) ............................................                                              519,593,986
                                                                                                                      -------------
       SHORT TERM INVESTMENTS 4.7%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $2,048,805) 0.6%
   (l) Egypt Treasury Bill, 8/03/10 - 3/08/11 ............................         Egypt             12,100,000 EGP       2,042,504
                                                                                                                      -------------
(h, j) SENIOR FLOATING RATE INTERESTS (COST $496,250) 0.1%
   (g) Smurfit-Stone Container Enterprises, CAM Exchange, 4.50%,
          1/11/11 ........................................................     United States            500,000             497,438
                                                                                                                      -------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $510,238,084) ............................................                                              522,133,928
                                                                                                                      -------------


                               26 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (CONTINUED)

                                                                                  COUNTRY            SHARES               VALUE
                                                                             ----------------   ---------------       -------------
       SHORT TERM INVESTMENTS (CONTINUED)
       MONEY MARKET FUNDS (COST $14,450,215) 4.0%
   (m) Institutional Fiduciary Trust Money Market Portfolio, 0.00%........     United States       14,450,215         $  14,450,215
                                                                                                                      -------------
       TOTAL INVESTMENTS (COST $524,688,299) 148.7%.......................                                              536,584,143
       PREFERRED SHARES (24.9)%...........................................                                              (90,000,000)
       OTHER ASSETS, LESS LIABILITIES (23.8)%.............................                                              (85,786,545)
                                                                                                                      -------------
       NET ASSETS APPLICABLE TO COMMON SHARES 100.0%......................                                            $ 360,797,598
                                                                                                                      =============

(a)  Non-income producing.

(b)  See Note 12 regarding other considerations.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $82,998,547, representing 23.0% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  Income may be received in additional securities and/or cash.

(f)  See Note 9 regarding defaulted securities.

(g) A portion or all of the security purchased on a when-issued, delayed delivery, or TBA basis. See Note 1(c).

(h)  The coupon rate shown represents the rate at period end.

(i) The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.

(j)  See Note 1(f) regarding senior floating rate interests.

(k) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(l)  The security is traded on a discount basis with no stated coupon rate.

(m) See Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At March 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

                                                                              CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                                 COUNTERPARTY   TYPE     QUANTITY      AMOUNT        DATE      APPRECIATION   DEPRECIATION
--------                                 ------------   ----   -----------   ----------   ----------   ------------   ------------
Euro .................................       DBAB       Sell       390,608   $  583,764     5/20/10      $ 56,013      $      --
Euro .................................       DBAB       Sell     2,080,000    2,982,720     9/01/10       172,662             --
Mexican Peso .........................       DBAB        Buy    19,690,812    1,540,391     9/01/10        24,308             --
Mexican Peso .........................       DBAB       Sell    19,690,812    1,412,439     9/01/10            --       (152,260)
Japanese Yen .........................       JPHQ       Sell   180,180,000    2,000,000    11/02/10        69,570             --
Japanese Yen .........................       BZWS       Sell   171,860,000    2,000,000    12/02/10       157,874             --
Euro .................................       DBAB       Sell       389,500      567,852    12/15/10        41,707             --
Euro .................................       BZWS       Sell     1,470,694    2,116,329     1/12/11       129,597             --
Japanese Yen .........................       DBAB       Sell    90,560,000    1,000,000     1/19/11        28,455             --
Euro .................................       DBAB       Sell     1,874,121    2,646,166     1/27/11       114,327             --
Euro .................................       DBAB       Sell       673,313      918,937     2/16/11         9,267             --
Japanese Yen .........................       HSBC       Sell    28,600,000      320,280     3/01/11        13,182             --
Japanese Yen .........................       JPHQ       Sell    28,600,000      320,097     3/01/11        13,000             --
Japanese Yen .........................       UBSW       Sell    31,900,000      358,596     3/01/11        16,065             --
                                                                                                         --------      ---------
   Unrealized appreciation
      (depreciation) .................................................................................    846,027       (152,260)
                                                                                                         --------      ---------
      Net unrealized
         appreciation (depreciation) .................................................................   $693,767
                                                                                                         ========

See Abbreviations on page 41.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .....................................   $510,238,084
      Cost - Sweep Money Fund (Note 8) ................................     14,450,215
                                                                          ------------
      Total cost of investments .......................................   $524,688,299
                                                                          ============
      Value - Unaffiliated issuers ....................................   $522,133,928
      Value - Sweep Money Fund (Note 8) ...............................     14,450,215
                                                                          ------------
      Total value of investments ......................................    536,584,143
   Cash ...............................................................      1,564,905
   Receivables:
      Investment securities sold ......................................        724,417
      Interest ........................................................      4,696,520
   Unrealized appreciation on forward exchange contracts ..............        846,027
   Unrealized appreciation on unfunded loan commitments (Note 10) .....         27,173
                                                                          ------------
         Total assets .................................................    544,443,185
                                                                          ------------
Liabilities:
   Payables:
      Investment securities purchased .................................     90,955,959
      Affiliates ......................................................        313,169
      Distributions to common shareholders ............................      2,034,807
      Distributions to preferred shareholders .........................         17,309
   Unrealized depreciation on forward exchange contracts ..............        152,260
   Accrued expenses and other liabilities .............................        172,083
                                                                          ------------
         Total liabilities ............................................     93,645,587
                                                                          ------------
   Preferred shares at redemption value [$25,000 liquidation preference
      per share (3,600 shares outstanding)] ...........................     90,000,000
                                                                          ------------
   Net assets applicable to common shares .............................   $360,797,598
                                                                          ============
Net assets applicable to common shares consist of:
   Paid-in capital ....................................................   $380,507,822
   Undistributed net investment income ................................        688,674
   Net unrealized appreciation (depreciation) .........................     12,614,408
   Accumulated net realized gain (loss) ...............................    (33,013,306)
                                                                          ------------
         Net assets applicable to common shares .......................   $360,797,598
                                                                          ============
   Common shares outstanding ..........................................     26,773,772
                                                                          ============
   Net asset value per common share ...................................   $      13.48
                                                                          ============

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

Investment income:
   Dividends:
      Unaffiliated issuers ............................................   $     46,645
      Sweep Money Fund (Note 8) .......................................            392
   Interest ...........................................................     28,692,604
                                                                          ------------
         Total investment income ......................................     28,739,641
                                                                          ------------
Expenses:
   Management fees (Note 4) ...........................................      2,426,468
   Administrative fees (Note 4) .......................................        976,049
   Transfer agent fees ................................................         28,834
   Custodian fees (Note 5) ............................................          3,902
   Reports to shareholders ............................................         64,691
   Professional fees ..................................................        127,000
   Trustees' fees and expenses ........................................         26,541
   Auction agent fees and expenses ....................................        101,030
   Other ..............................................................         82,740
                                                                          ------------
         Total expenses ...............................................      3,837,255
         Expense reductions (Note 5) ..................................           (267)
                                                                          ------------
            Net expenses ..............................................      3,836,988
                                                                          ------------
               Net investment income ..................................     24,902,653
                                                                          ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................      2,550,302
      Foreign currency transactions ...................................      1,164,707
                                                                          ------------
               Net realized gain (loss) ...............................      3,715,009
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................     87,889,180
      Translation of other assets and liabilities denominated in
         foreign currencies ...........................................       (457,884)
                                                                          ------------
               Net change in unrealized appreciation (depreciation) ...     87,431,296
                                                                          ------------
Net realized and unrealized gain (loss) ...............................     91,146,305
                                                                          ------------
Net increase (decrease) in net assets resulting from operations .......    116,048,958
Distributions to preferred shareholders from net investment income ....     (1,387,686)
                                                                          ------------
Net increase (decrease) in net assets applicable to common shares
   resulting from operations ..........................................   $114,661,272
                                                                          ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED MARCH 31,
                                                                          ---------------------------
                                                                              2010           2009
                                                                          ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................................   $ 24,902,653   $ 24,951,361
      Net realized gain (loss) from investments and foreign currency
         transactions .................................................      3,715,009    (21,083,127)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and liabilities
         denominated in foreign currencies ............................     87,431,296    (47,704,440)
      Distributions to preferred shareholders from net investment
         income .......................................................     (1,387,686)    (3,649,273)
                                                                          ------------   ------------
         Net increase (decrease) in net assets applicable to common
            shares resulting from operations ..........................    114,661,272    (47,485,479)
                                                                          ------------   ------------
   Distributions to common shareholders from net investment income ....    (25,542,177)   (24,846,060)
                                                                          ------------   ------------
         Net increase (decrease) in net assets ........................     89,119,095    (72,331,539)
Net assets applicable to common shares:
   Beginning of year ..................................................    271,678,503    344,010,042
                                                                          ------------   ------------
   End of year ........................................................   $360,797,598   $271,678,503
                                                                          ============   ============
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year ........................................................   $    688,674   $ (2,769,367)
                                                                          ============   ============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               Annual Report | 31

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               32 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, AND TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale


                               Annual Report | 33

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS (CONTINUED)

and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a "senior security" for purposes of the asset coverage requirements under the 1940 Act.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital


                               34 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of common shares authorized (without par value). During the years ended March 31, 2010 and 2009, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003, the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. During the year ended March 31, 2009, there was a pro rata preferred redemption of each series totaling 4,000 shares and $100,000,000 leaving 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Dividends to preferred shareholders are cumulative


                               Annual Report | 35

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. AUCTION RATE PREFERRED SHARES (CONTINUED)

and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended March 31, 2010; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2010, the dividends on Preferred Shares ranged from 1.46% to 1.66%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2010, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       -----------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                               36 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2014 ...............................   $   682,502
   2015 ...............................       895,575
   2016 ...............................       726,440
   2017 ...............................    11,687,026
   2018 ...............................    15,871,424
                                          -----------
                                          $29,862,967
                                          ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2010, the Fund deferred realized capital losses of $2,883,891.

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                                                  2010          2009
                                              -----------   -----------
Distributions paid from ordinary income ...   $26,929,863   $28,495,333

At March 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................    $525,532,398
                                                             ============
Unrealized appreciation .................................    $ 22,770,933
Unrealized depreciation .................................     (11,719,188)
                                                             ------------
Net unrealized appreciation (depreciation) ..............    $ 11,051,745
                                                             ============
Distributable earnings - undistributed ordinary income ..    $  4,350,800
                                                             ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.


                               Annual Report | 37

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2010, aggregated $1,078,893,838 and $1,065,353,326, respectively.

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2010, the Fund had 68.10% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2010, the aggregate value of these securities was $727,125, representing 0.14% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2010, unfunded commitments were as follows:

                                                      UNFUNDED
BORROWER                                             COMMITMENT
--------                                             ----------
Smurfit-Stone Container Enterprises, Term Loan ...   $2,100,000
                                                     ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.


                               38 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. OTHER DERIVATIVE INFORMATION

At March 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                          ASSET DERIVATIVES                           LIABILITY DERIVATIVES
                             -------------------------------------------   ------------------------------------------
DERIVATIVE CONTRACTS                  STATEMENT OF                                  STATEMENT OF
NOT ACCOUNTED FOR AS                   ASSETS AND             FAIR VALUE             ASSETS AND            FAIR VALUE
HEDGING INSTRUMENTS               LIABILITIES LOCATION          AMOUNT         LIABILITIES LOCATION          AMOUNT
--------------------------   ------------------------------   ----------   -----------------------------   ----------
Foreign exchange contracts   Unrealized appreciation on                    Unrealized depreciation on
                             forward exchange contracts        $846,027    forward exchange contracts      $(152,260)

For the year ended March 31, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                 CHANGE IN       AVERAGE
                                                                                UNREALIZED        AMOUNT
DERIVATIVE CONTRACTS                                          REALIZED GAIN    APPRECIATION    OUTSTANDING
NOT ACCOUNTED FOR AS             STATEMENT OF OPERATIONS        (LOSS) FOR    (DEPRECIATION)   DURING THE
HEDGING INSTRUMENTS                     LOCATIONS                THE YEAR      FOR THE YEAR     PERIOD(a)
--------------------------   ------------------------------   -------------   --------------   -----------
Foreign exchange contracts   Net realized gain (loss) from
                             foreign currency transactions/
                             Net change in unrealized
                             appreciation (depreciation)
                             on translation of other assets
                             and liabilities denominated
                             in foreign currencies              $1,159,980      $(455,890)      $9,863,174

(a) Represents the average notional amount for derivative contracts outstanding during the year.

See Note 1(d) regarding derivative financial instruments.

12. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.


                               Annual Report | 39

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                             LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                           -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Diversified Financials ........   $        --   $    510,749     $--     $    510,749
         Media .........................     1,239,006             --      --        1,239,006
      Corporate Bonds ..................            --    193,138,092      --      193,138,092
      Mortgage-Backed Securities .......            --     94,988,138      --       94,988,138
      Asset-Backed Securities and
         Commercial Mortgage-Backed
         Securities ....................            --     43,175,784      --       43,175,784
      Senior Floating Rate Interests ...            --    178,244,270      --      178,244,270
      Foreign Government and Agency
         Securities ....................            --      8,297,947      --        8,297,947
      Short Term Investments ...........    14,450,215      2,539,942      --       16,990,157
                                           -----------   ------------     ---     ------------
   Total Investments in Securities .....   $15,689,221   $520,894,922     $--     $536,584,143
                                           ===========   ============     ===     ============
   Forward Exchange Contracts ..........            --        846,027      --          846,027
   Unfunded Loan Commitments ...........            --         27,173      --           27,173
LIABILITIES:
   Forward Exchange Contracts ..........            --        152,260      --          152,260

(a)  Includes common and preferred stock.


                               40 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

14. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

COUNTERPARTY

BZWS  - Barclays Bank PLC
DBAB  - Deutsche Bank AG
HSBC  - HSBC Bank USA
JPHQ  - JP Morgan Chase & Co.
UBSW  - UBS AG

CURRENCY

EGP   - Egyptian Pound
EUR   - Euro
KRW   - South Korean Won
MYR   - Malaysian Ringgit
SEK   - Swedish Krona

SELECTED PORTFOLIO

CDO   - Collateralized Debt Obligation
CLO   - Collateralized Loan Obligation
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
L/C   - Letter of Credit
PIK   - Payment-In-Kind
SF    - Single Family


                               Annual Report | 41

Franklin Templeton
Limited Duration Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the "Fund") at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2010


                               42 | Annual Report

Franklin Templeton
Limited Duration Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $22,318,048 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2010.


                               Annual Report | 43

Franklin Templeton
Limited Duration Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   --------------   -----------------------   --------------------------------------
HARRIS J. ASHTON (1932)           Trustee          Since 2003       133                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)                   Trustee          Since 2007       110                       ICO Global Communications
One Franklin Parkway                                                                          (Holdings) Limited (satellite
San Mateo, CA 94403-1906                                                                      company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee          Since 2005       133                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution
                                                                                              of titanium), Canadian National
                                                                                              Railway (railroad) and White
                                                                                              Mountains Insurance Group, Ltd.
                                                                                              (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)          Trustee          Since 2003       109                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                               44 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   --------------   -----------------------   --------------------------------------
J. MICHAEL LUTTIG (1954)          Trustee          Since December   133                       Boeing Capital Corporation (aircraft
One Franklin Parkway                               2009                                       financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)             Trustee          Since 2005       133                       Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee          Since 2007       141                       Cbeyond Inc. (business
One Franklin Parkway                                                                          communications provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead             Trustee since    110                       None
One Franklin Parkway              Independent      2006 and Lead
San Mateo, CA 94403-1906          Trustee          Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   --------------   -----------------------   --------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and      Since 2003       133                       None
One Franklin Parkway              Chairman of
San Mateo, CA 94403-1906          the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in
Franklin Templeton Investments.


                               Annual Report | 45

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   --------------   -----------------------   --------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and      Since 2003       52                        None
One Franklin Parkway              Senior Vice
San Mateo, CA 94403-1906          President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)             Chief            Since 2004       Not Applicable            Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief            Since 2009       Not Applicable            Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)              Treasurer,       Since 2009       Not Applicable            Not Applicable
One Franklin Parkway              Chief Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)            Vice President   Since 2009       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               46 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF      FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   --------------   -----------------------   --------------------------------------
DAVID P. GOSS (1947)              Vice President   Since 2003       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)             Vice President   Since August     Not Applicable            Not Applicable
One Franklin Parkway                               2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

GREGORY E. JOHNSON (1961)         Vice President   Since 2003       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

CHRISTOPHER J. MOLUMPHY (1962)    President and    Since 2003       Not Applicable            Not Applicable
One Franklin Parkway              Chief
San Mateo, CA 94403-1906          Executive
                                  Officer -
                                  Investment
                                  Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)         Vice President   Since August     Not Applicable            Not Applicable
500 East Broward Blvd.                             2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President   Since 2006       Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 47

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION       TIME SERVED        BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
-------------------------------   --------------   --------------   -----------------------   --------------------------------------
CRAIG S. TYLE (1960)              Vice President   Since 2005       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               48 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management


                               Annual Report | 49

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end BBB-rated corporate debt funds as selected by Lipper during 2009 and the five previous calendar years. Such report considers both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return for 2009 to be in the middle quintile of such performance universe and its income return on an annualized basis to be in the second-highest quintile of such universe for the previous three- and five-year periods. The Lipper report showed the Fund's 2009 total return to be in the second-highest quintile in such performance universe, and on an annualized basis to be in the second-highest quintile and highest quintile of such universe for the previous three- and five-year periods, respectively. The Board was satisfied with the Fund's performance as shown in the Lipper report.


                               50 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper expense group consisting of the Fund and three other leveraged closed-end BBB-rated corporate debt funds as selected by Lipper. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed that the Fund's contractual investment management fee rate was the second highest in its Lipper expense group, but within five basis points of its Lipper expense group median, while its actual total expense ratio, including investment related expenses and taxes, was the lowest of such expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, such cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken


                               Annual Report | 51

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               52 | Annual Report

Franklin Templeton
Limited Duration Income Trust

SHAREHOLDER INFORMATION (CONTINUED)

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by NYSE Amex's Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2009. Additionally, the Fund expects to file, on or about May 31, 2010, such certifications with its Form N-CSR for the year ended March 31, 2010.


                               Annual Report | 53

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(13)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest
     Fund. The fund's investment goal and strategy remained unchanged.

(3.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4.) Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global
     Discovery Fund. The fund's investment goal and strategy remained unchanged.

(5.) Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

(6.) Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

(7.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

(8.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(9.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(10.) The fund invests primarily in insured municipal securities.

(11.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(12.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(13.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.
(800) DIAL BEN(R)

TRANSFER AGENT
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF A 05/10


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,784 for the fiscal year ended March 31, 2010 and $44,724 for the fiscal year ended March 31, 2009.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $12,600 for the fiscal year ended March 31, 2010 and $12,600 for the fiscal year ended March 31, 2009. The services for which fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended March 31, 2010 and $4,000 for the fiscal year ended March 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $265 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $283,812 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of
     (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $15,362 for the fiscal year ended March 31, 2010 and $300,677 for the fiscal year ended March 31, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank W.T. LaHaye, J. Michael Luttig,  Frank
A. Olson and John B. Wilson.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of May 27, 2010 the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G. Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2010.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:



-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME             MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------
Roger Bayston       6             15,554.3             4             3,273.0            1           1,341.9
--------------------------------------------------------------------------------------------------------------
Richard Hsu         2              1,481.5             2              533.9             0              0
--------------------------------------------------------------------------------------------------------------
Christopher         8             13,277.6             5             1,572.4            4             355.4
Molumphy
--------------------------------------------------------------------------------------------------------------
Eric G. Takaha      5              9,369.0             5             1,000.6            4             277.6
--------------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

     o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

      ----------------------------------------------------------------------
          PORTFOLIO MANAGER                  DOLLAR RANGE OF FUND SHARES
                                                   BENEFICIALLY OWNED
      ----------------------------------------------------------------------
          Roger Bayston                                    None
      ----------------------------------------------------------------------
         Richard Hsu                                       None
      ----------------------------------------------------------------------
         Christopher Molumphy                              None
      ----------------------------------------------------------------------
         Eric G. Takaha                                    None
       ---------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLTON LIMITED DURATION INCOME TRUST


By /s/LAURA F. FERGERSON
 ----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration
   Date May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ----------------------------
   Laura F. Fergerson
   Chief Executive Officer -
   Finance and Administration
   Date May 27, 2010


By /s/GASTON GARDEY
-----------------------------
   Gaston Gardey
   Chief Financial Officer and
   Chief Accounting Officer
   Date May 27, 2010